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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    December 4, 2002
                                                   --------------------



                        CHILDTIME LEARNING CENTERS, INC.
             (Exact name of registrant as specified in its Charter)





          Michigan                      0-27656                  38-3261854
---------------------------             -------                  ----------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)          Identification No.)



38345 West 10 Mile Road, Suite 100, Farmington Hills, Michigan          48335
--------------------------------------------------------------          -----
       (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code            (248) 476-3200
                                                   -----------------------------


                                 Not applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEMS 1 -- 4.     NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

         On December 4, 2002, the Company issued the press release attached hereto as Exhibit 99.1, announcing its receipt of a Nasdaq Staff Determination that its securities are subject to delisting from The Nasdaq SmallCap Market. The information contained in the press release is incorporated herein by reference.

ITEM 6.           NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) -- (b)        NOT APPLICABLE.

         (c)               EXHIBITS.

                            99.1 Press release regarding receipt of a Nasdaq Staff Determination that the Company's securities are subject to delisting from The Nasdaq SmallCap Market, dated December 4, 2002.

ITEMS 8 AND 9.    NOT APPLICABLE.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CHILDTIME LEARNING CENTERS, INC.


Date: December 5, 2002            By: /s/ Frank M. Jerneycic
                                      ------------------------------------------
                                      Frank M. Jerneycic
                                      Its: Chief Financial Officer and Treasurer





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                                 EXHIBIT INDEX



EX NO.                           DESCRIPTION

99.1 Press release regarding receipt of a Nasdaq Staff Determination that the Company's securities are subject to delisting from The Nasdaq SmallCap Market, dated December 4, 2002.